--------------------------------------------------------------------------------


                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON D.C.  20549


                                FORM 8-K/A
                             (AMENDMENT NO. 1)

                              CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15 (d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 23, 1997


                         TRIARC COMPANIES, INC.
            -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


          Delaware                  1-2207               38-0471180
       ---------------           -----------            ------------
       (State or other           (Commission           (IRS Employer
       jurisdiction of           File Number)        Identification No.)
       incorporation)


               280 Park Avenue
              New York, New York                       10017
   --------------------------------------           ----------
  (Address of Principal Executive Offices)          (Zip Code)


      Registrant's telephone number, including area code:  (212) 451-3000




                     -----------------------------
                   (Former Name or Former Address, if
                       Changed Since Last Report)


--------------------------------------------------------------------------------

     This Form 8-K/A of Triarc Companies, Inc. ("Triarc" and, together with its subsidiaries, the "Company") constitutes Amendment No. 1 to Triarc's Current Report on Form 8-K (the "Original Form 8-K") which was filed with the Securities and Exchange Commission (the "SEC") on December 24, 1997. This amendment sets forth the information required by Item 7(b) omitted from the original Form 8-K and includes Item 2, as amended, and Item 7(c) from the original Form 8-K.

     The statements in this Current Report on Form 8-K/A that are not historical facts, including, most importantly, those statements preceded by, followed by, or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, constitute "forward-looking statements" that involve risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any outcomes expressed or implied by such forward- looking statements. For those statements, Triarc claims the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995. Such factors include, but are not limited to, the following: success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; the existence or absence of adverse publicity; market acceptance of new product offerings; changing trends in consumer tastes; changes in business strategy or development plans; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; availability and cost of raw materials and supplies; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; pricing pressures resulting from competitive discounting; general economic, business and political conditions in the countries and territories where the Company operates and the impact of such conditions on consumer spending; and other risks and uncertainties detailed in Triarc's other current and periodic filings with the SEC. Triarc will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

     On December 23, 1997 Triarc completed the sale (the "C.H. Patrick Sale") of all of the outstanding capital stock of C.H. Patrick & Co., Inc. ("C.H.
Patrick"), its dyes and specialty chemicals subsidiary, to The B.F. Goodrich Company for $72 million in cash, subject to certain post-closing adjustments. Triarc used approximately $32 million of the proceeds from the C.H. Patrick Sale to repay certain borrowings of C.H. Patrick.

     A copy of the Stock Purchase Agreement relating to the Sale of C.H. Patrick was previously filed by the Registrant in its Current Report on Form 8-K filed on December 10, 1997. A copy of the press release with respect to the closing of the transaction is being filed herewith.

ITEM 7.       PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)   Pro Forma Financial Information

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

      The following unaudited pro forma (i) condensed consolidated balance sheet of the Company as of September 28, 1997 and (ii) condensed consolidated statements of operations of the Company for the year ended December 31, 1996 and for the nine months ended September 28, 1997 have been prepared by adjusting such financial statements, as derived and condensed, as applicable, from (i) the consolidated financial statements in Triarc's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Triarc Form 10-K"), audited by Deloitte & Touche LLP and (ii) the unaudited condensed consolidated financial statements in Triarc's Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 1997 (the "Triarc Form 10-Q"). Such adjustments to the condensed consolidated balance sheet as of September 28, 1997 reflect the C.H. Patrick Sale. Such adjustments to the condensed consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 28, 1997 reflect, in a first step, certain previously reported transactions (the "1997 Transactions") consisting of (a) the Company's sale of its 355 company-owned Arby's restaurants (the "Arby's Restaurants Sale") to an affiliate of RTM, Inc. ("RTM") on May 5, 1997, as previously reported in Triarc's Current Report on Form 8-K/A filed on August 4, 1997, (b) the Company's sale of its rights to the C&C Beverage line, including the C&C trademark (the "C&C Sale"), as previously reported in Triarc's Current Report on Form 8-K filed on August 4, 1997 and (c) the Company's acquisition of Snapple Beverage Corp. ("Snapple") on May 22, 1997 as previously reported in Triarc's Current Report on Form 8-K/A filed on August 5, 1997 and, in a second step, the C.H. Patrick Sale.

      The combined statements of certain revenues and operating expenses of Snapple for the year ended December 31, 1996 and for the period from January 1, 1997 to the May 22, 1997 acquisition date included in the unaudited pro forma condensed consolidated financial statements have been derived and condensed, as applicable, from (i) the combined financial statements for the year ended December 31, 1996 (the "Snapple 1996 Financial Statements") audited by Arthur Andersen LLP and (ii) the combination of (a) unaudited combined financial statements for the three months ended March 31, 1997 (collectively with the Snapple 1996 Financial Statements, the "Snapple Financial Statements") and (b) the Snapple unaudited combined statement of certain revenues and operating expenses for the period from April 1, 1997 to May 22, 1997 (the "Snapple May 22, 1997 Financial Statements"). The Snapple Financial Statements are included in Triarc's Current Report on Form 8-K/A filed on August 5, 1997. The Snapple May 22, 1997 Financial Statements were provided to the Company by The Quaker Oats Company.

     The allocation of the purchase price of Snapple on the pro forma condensed consolidated balance sheet and the effect thereof on pro forma adjustments to the pro forma condensed consolidated statements of operations are based on preliminary estimates and are subject to finalization. The pro forma condensed consolidated financial statements have been prepared as if the C.H. Patrick Sale had occurred as of September 28, 1997 for the pro forma condensed consolidated balance sheet and the C.H. Patrick Sale and the 1997 Transactions had occurred as of January 1, 1996 for the pro forma condensed consolidated statements of operations. Such pro forma adjustments are described in the accompanying notes to the pro forma condensed consolidated balance sheet and statements of operations which should be read in conjunction with such statements. The unaudited pro forma condensed consolidated financial statements also should be read in conjunction with (i) the Company's audited consolidated financial statements and management's discussion and analysis of financial condition and results of operations appearing in the Triarc Form 10-K, (ii) the Company's unaudited condensed consolidated financial statements and management's discussion and analysis of financial condition and results of operations appearing in the Triarc Form 10-Q and (iii) the Snapple Financial Statements. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had such transactions actually been consummated on September 28, 1997 and January 1, 1996, respectively, or of the future financial position or results of operations of the Company.

      As reported in Triarc's Current Report on Form 8-K filed on December 10, 1997 (the "Report"), on November 25, 1997 Triarc acquired Cable Car Beverage Corporation ("Cable Car"). The Report indicated that the financial statements and pro forma financial statements required by Items 7(a) and 7(b) of Form 8-K were not being provided with the Report since it was impracticable to do so and that such information will be filed as soon as practicable and in no event later than 60 days after the date the Report was required to be filed. As such, the acquisition of Cable Car has not been reflected in the accompanying pro forma financial statements.


                                      TRIARC COMPANIES, INC. AND SUBSIDIARIES
                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                SEPTEMBER 28, 1997

                                                                                           ADJUSTMENTS         PRO FORMA
                                                                                             FOR THE            FOR THE
                                                                            AS            C.H. PATRICK       C.H. PATRICK
                                                                         REPORTED             SALE               SALE
                                                                         --------             ----               ----
                                                                                         (IN THOUSANDS)

          ASSETS

Current assets:
     Cash and cash equivalents.......................................$      69,149      $    72,000    (a)  $     104,519
                                                                                             (3,842)   (a)
                                                                                            (32,788)   (c)
     Short-term investments..........................................       57,246              --                 57,246
     Receivables, net................................................      117,063           (8,012)   (a)        109,051
     Inventories.....................................................       93,570          (17,074)   (a)         76,496
     Deferred income tax benefit.....................................       43,571          (12,341)   (b)         31,766
                                                                                                536    (c)
     Prepaid expenses and other current
       assets........................................................       10,449              --                 10,449
                                                                     -------------      -----------         -------------
         Total current assets........................................      391,048           (1,521)              389,527
Investment in Cable Car..............................................         --                --                    --
Properties, net......................................................      119,992           (7,513)   (a)        112,479
Unamortized costs in excess of net assets
     of acquired companies...........................................      288,767           (2,990)   (a)        285,777
Trademarks...........................................................      260,525              --                260,525
Deferred costs, deposits and other assets............................       76,027              (17)   (a)         74,608
                                                                                             (1,402)   (c)
                                                                     -------------      -----------         -------------
                                                                     $   1,136,359      $   (13,443)        $   1,122,916
                                                                     =============      ===========         =============

LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)

Current liabilities:
     Current portion of long-term debt...............................$      16,696      $    (2,813)   (c)  $      13,883
     Accounts payable................................................       71,264           (1,518)   (a)         69,746
     Accrued expenses and other current liabilities..................      176,469             (130)   (a)        177,473
                                                                                               (725)   (c)
                                                                                              1,859    (b)
                                                                     -------------      -----------         -------------
        Total current liabilities....................................      264,429           (3,327)              261,102
Long-term debt.......................................................      737,273          (29,250)   (c)        708,023
Deferred income taxes................................................       78,063              --                 78,063
Deferred income and other liabilities................................       49,441              --                 49,441
Minority interests...................................................       22,293              --                 22,293
Stockholders' equity (deficit):
     Common stock....................................................        3,398              --                  3,398
     Additional paid-in capital......................................      165,146              --                165,146
     Accumulated deficit.............................................     (136,184)          34,200    (a)       (117,050)
                                                                                            (14,200)   (b)
                                                                                               (866)   (c)
     Treasury stock..................................................      (44,570)             --                (44,570)
     Other...........................................................       (2,930)             --                 (2,930)
                                                                     -------------      -----------         -------------
        Total stockholders'
           equity (deficit)..........................................      (15,140)          19,134                 3,994
                                                                     -------------      -----------         -------------
                                                                     $   1,136,359      $   (13,443)        $   1,122,916
                                                                     =============      ===========         =============


        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

C.H. PATRICK SALE ADJUSTMENTS

    (a) To reflect the C.H. Patrick Sale for estimated net proceeds of $68,158,000 ($72,000,000 sale price less the payment of estimated expenses related to the transaction) and the resulting pretax gain, based on September 28, 1997 balances, of $34,200,000.

    (b) To reflect a provision for income taxes of $14,200,000 at C.H. Patrick's incremental Federal and state income tax rate of 38.25% on the $34,200,000 pretax gain resulting from the C.H. Patrick Sale noted in (a) above (of which $2,990,000 represents the write-off of Goodwill which has no tax benefit). The offset to such provision for Federal income taxes of $12,341,000 is reflected as a reduction to "Deferred income tax benefit" since the Company is in a net operating loss carryforward position and will not be required to pay any income taxes currently on such pretax gain while the state income tax portion of $1,859,000 is an addition to "Accrued expenses and other current liabilities".

    (c) To reflect (i) the repayment of certain borrowings of C.H. Patrick ($32,063,000 as of September 28, 1997 consisting of $2,813,000 classified as current and $29,250,000 classified as noncurrent) and accrued interest thereon of $725,000 and (ii) an extraordinary charge of $866,000 for the write-off of unamortized deferred financing costs of $1,402,000 less income tax benefit of $536,000.


                                            TRIARC COMPANIES, INC. AND SUBSIDIARIES
                              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                             FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                                        PRO FORMA
                                                                                                      ADJUSTMENTS     FOR THE 1997
                                                                   ADJUSTMENTS          PRO FORMA       FOR THE       TRANSACTIONS
                                         AS                       FOR THE 1997        FOR THE 1997   C.H. PATRICK       AND THE
                                      REPORTED          SNAPPLE   TRANSACTIONS        TRANSACTIONS       SALE       C.H.PATRICK SALE
                                      --------          ------    ------------        ------------       ----       ----------------
                                                                   (IN THOUSANDS EXCEPT PER SHARE DATA)


Revenues:
  Net sales  ..........................$  931,920    $  550,800    $(228,031)  (a)   $   1,243,526   $  (50,519)  (q)  $ 1,193,007
                                                                         444   (g)
                                                                     (11,607)  (h)
  Royalties, franchise fees
     and other revenues................    57,329           --         9,121   (b)          66,510          --              66,510
                                                                          60   (g)
                                       ----------    ----------    ---------         -------------   ----------        -----------
                                          989,249       550,800     (230,013)            1,310,036      (50,519)         1,259,517
                                       ----------    ----------    ---------         -------------   ----------        -----------
  Costs and expenses:
     Cost of sales.....................   652,109       352,900     (187,535)  (a)         807,354      (41,484)  (q)      765,870
                                                                         178   (g)
                                                                     (10,298)  (h)
     Advertising, selling and
        distribution...................   139,662       188,400      (24,764)  (a)         294,770         (865)  (q)      293,905
                                                                      (1,702)  (h)
                                                                      (6,826)  (l)
     General and administrative........   131,357        93,900       (9,913)  (a)         169,588       (2,553)  (q)      167,035
                                                                        (434)  (h)
                                                                     (45,322)  (m)
     Reduction in carrying value
        of long-lived assets impaired
        or to be disposed of...........    64,300           --       (58,900)  (a)           5,400          --               5,400
     Facilities relocation and
        corporate restructuring........     8,800        16,600       (2,400)  (a)          23,000          --              23,000
                                       ----------    ----------    ---------         -------------   ----------        -----------
                                          996,228       651,800     (347,916)            1,300,112      (44,902)         1,255,210
                                       ----------    ----------    ---------         -------------   ----------        -----------
          Operating profit (loss)......    (6,979)     (101,000)     117,903                 9,924       (5,617)             4,307
Interest expense.......................   (73,379)          --         8,421   (c)         (93,505)       2,587   (q)      (90,918)
                                                                        (273)  (g)
                                                                     (28,274)  (o)
Gain on sale of businesses, net........    77,000           --           --                 77,000          --              77,000
Investment income, net.................     8,239           --           --                  8,239          --               8,239
Other income (expense), net............      (243)          --            16   (h)             456          (31)  (q)          425
                                                                         683   (j)
                                        ---------    ----------    ---------         -------------   ----------         ----------
          Income (loss) before income
             taxes and minority
             interests.................     4,638      (101,000)      98,476                 2,114       (3,061)              (947)
Provision for income taxes.............   (11,294)          --       (28,406)  (f)         (11,321)       1,253   (q)      (10,068)
                                                                        (578)  (k)
                                                                      28,957   (p)
Minority interests in income
  of consolidated subsidiary...........    (1,829)          --           --                 (1,829)         --              (1,829)
                                       ----------    ----------    ---------         -------------   ----------        -----------
     Loss before extraordinary items...$   (8,485)   $ (101,000)   $  98,449         $     (11,036)  $   (1,808)       $   (12,844)
                                       ==========    ==========    =========         =============   ==========        ===========
     Loss before extraordinary
        items per share................$     (.28)                                   $        (.37)                    $      (.43)
                                       ==========                                    =============                     ===========




                                             TRIARC COMPANIES, INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                          FOR THE NINE MONTHS ENDED SEPTEMBER 28, 1997

                                                                                                                       PRO FORMA
                                                                                                       ADJUSTMENTS   FOR THE 1997
                                                     PREACQUISITION     ADJUSTMENTS       PRO FORMA     FOR THE      TRANSACTIONS
                                           AS           PERIOD OF      FOR THE 1997     FOR THE 1997  C.H. PATRICK      AND THE
                                        REPORTED         SNAPPLE       TRANSACTIONS     TRANSACTIONS     SALE       C.H.PATRICK SALE
                                        --------         -------       ------------     ------------     ----       ---------------
                                                             (IN THOUSANDS EXCEPT PER SHARE DATA)


Revenues:
  Net sales  ...........................$   658,942  $   172,400     $  (74,195) (a)   $  750,271  $  (61,064)  (q)   $  689,207
                                                                            243  (g)
                                                                         (7,119) (h)
  Royalties, franchise fees
     and other revenues.................     47,582          --           2,968  (b)       50,583         --              50,583
                                                                             33  (g)
                                        -----------  -----------     ----------        ----------  ----------         ----------
                                            706,524      172,400        (78,070)          800,854     (61,064)           739,790
                                        -----------  -----------     ----------        ----------  ----------         ----------
  Costs and expenses:
     Cost of sales......................    402,813      100,600        (59,127) (a)      437,970     (45,304)  (q)      392,666
                                                                             96  (g)
                                                                         (6,412) (h)
     Advertising, selling and
        distribution....................    141,058       58,700         (8,145) (a)      188,205      (1,574)  (q)      186,631
                                                                           (401) (h)
                                                                         (3,007) (l)
     General and administrative.........    108,723       28,200         (3,319) (a)      123,356      (3,421)  (q)      119,935
                                                                           (293) (h)
                                                                         (9,955) (m)
     Facilities relocation and
        corporate restructuring.........      7,350          --          (5,597) (a)        1,753         --               1,753
     Acquisition related................     32,440          --             --             32,440         --              32,440
     Reduction in carrying value
        of long-lived assets impaired
        or to be disposed of............        --     1,414,600     (1,414,600) (n)          --          --                 --
                                        -----------  -----------     ----------        ----------  ----------         ---------
                                            692,384    1,602,100     (1,510,760)          783,724     (50,299)           733,425
                                        -----------  -----------     ----------        ----------  ----------         ----------
          Operating profit (loss).......     14,140   (1,429,700)     1,432,690            17,130     (10,765)             6,365
Interest expense........................    (54,807)         --           2,756  (c)      (63,172)      2,534   (q)      (60,638)
                                                                           (152) (g)
                                                                        (10,969) (o)
Gain on sale of businesses, net.........        261          --           2,342  (d)        2,100         --               2,100
                                                                           (503) (i)
Investment income, net..................     10,927          --             --             10,927         --              10,927
Other income, net.......................      3,603          --            (544) (e)        3,509        (274)  (q)        3,235
                                                                            381  (j)
                                                                             69  (h)
                                        -----------   ----------      ---------        ----------  ----------          ---------
          Loss before income taxes
             and minority interests.....    (25,876)  (1,429,700)     1,426,070           (29,506)     (8,505)           (38,011)
Benefit from income taxes...............      5,693          --          (3,701) (f)        6,685       3,325   (q)       10,010
                                                                             14  (k)
                                                                          4,679  (p)
Minority interests in income
  of consolidated subsidiary............     (1,223)         --             --             (1,223)        --              (1,223)
                                        -----------  -----------     ----------        ----------  ----------         ----------
     Loss before
        extraordinary items.............$   (21,406) $(1,429,700)    $1,427,062        $  (24,044) $   (5,180)        $  (29,224)
                                        ===========  ===========     ==========        ==========  ==========         ==========
     Loss before extraordinary
        items per share.................$      (.71)                                   $     (.80)                    $     (.98)
                                        ===========                                    ==========                     ==========


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

ARBY'S RESTAURANTS SALE PRO FORMA ADJUSTMENTS

(a) To reflect the elimination of the sales, cost of sales, advertising, selling and distribution expenses and allocated general and administrative expenses, the reduction in carrying value of long-lived assets impaired or to be disposed of (for the year ended December 31, 1996) related to the sold Arby's restaurants and the portion of the facilities relocation and corporate restructuring charge associated with restructuring the restaurant segment in connection with the Arby's Restaurants Sale. The allocated general and administrative expenses reflect the portion of the Company's total general and administrative expenses allocable to the operating results associated with the restaurants sold as determined by management of the Company. Such allocated amounts consist of (i) salaries, bonuses, travel and entertainment expenses, supplies, training and other expenses related to area managers who had responsibility for the day-to-day operation of the sold restaurants and (ii) the portion of general corporate overhead (e.g. accounting, human resources, marketing, etc.) estimated to be avoided as a result of the Company no longer operating restaurants. Since the Company no longer owns any Arby's restaurants but continues to operate as the Arby's franchisor, it undertook a reorganization of its restaurant segment eliminating 65 positions in its corporate and field administrative offices and significantly reducing leased office space. The effect of the elimination of income and expenses of the sold restaurants is significantly greater in the year ended December 31, 1996 as compared with the nine months ended September 28, 1997 principally due to two 1996 eliminations which did not recur in the 1997 period for (i) the $58,900,000 reduction in carrying value of long-lived assets associated with the restaurants sold and (ii) depreciation and amortization on the long-lived restaurant assets sold, which had been written down to their estimated fair values as of December 31, 1996 and were no longer depreciated or amortized while they were held for sale.

(b) To reflect royalties through May 5, 1997 on the sales of the restaurants sold pursuant to the Arby's Restaurants Sale at the rate of 4%.

(c) To reflect a reduction to interest expense relating to the debt assumed by RTM.

(d) To reflect the elimination of the $2,342,000 loss on sale of restaurants recorded in the nine months ended September 28, 1997.

(e) To reflect the elimination of a $544,000 gain (only the portion related to the restaurant headquarters) on termination of a portion of the Fort Lauderdale, Florida headquarters lease for space no longer required by the restaurant segment as a result of the Arby's Restaurants Sale recorded in the nine months ended September 28, 1997.

(f) To reflect the income tax effects of the Arby's Restaurants Sale at the Arby's, Inc. incremental Federal and state income tax rate of 38.9%.

C&C SALE PRO FORMA ADJUSTMENTS

(g) To reflect through the date of the C&C Sale (i) realization of deferred revenues based on the portion of the minimum take-or-pay commitment for sales of concentrate for C&C products to the buyer of the C&C business to be fulfilled and fees related to the technical services to be performed, both under the contract with the buyer, (ii) imputation of interest expense on the deferred revenues and (iii) recognition of the estimated cost of the concentrate to be sold.

(h) To reflect the elimination of sales, cost of sales, advertising, selling and distribution expenses, general and administrative expenses and other expense related to the C&C beverage line.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)

(i) To reflect the elimination of the $503,000 gain on the C&C Sale recorded in the nine months ended September 28, 1997.

(j) To reflect accretion of the discount on the portion of the note received in the C&C Sale.

(k) To reflect the income tax effects of the C&C Sale at Royal Crown Company, Inc.'s incremental Federal and state income tax rate of 36.6%.

SNAPPLE ACQUISITION PRO FORMA ADJUSTMENTS

(l) Represents adjustments to "Advertising, selling and distribution" expenses as follows (in thousands):



                                                                              YEAR ENDED          NINE MONTHS ENDED
                                                                           DECEMBER 31, 1996     SEPTEMBER 28, 1997
                                                                           -----------------     ------------------
          To record (reverse) net purchases (depreciation) of
              refrigerated display cases expensed when
              purchased and placed in service................................$      3,174            $        (879)
          To reverse reported take-or-pay expense for obligations
              associated with long-term production contracts
              as a result of adjustment to fair value........................     (10,000)                  (2,128)
                                                                             ------------            -------------
                                                                             $     (6,826)           $      (3,007)
                                                                             ============            =============

(m)  Represents adjustments to "General and administrative"  expenses as follows
     (in thousands):

                                                                              YEAR ENDED          NINE MONTHS ENDED
                                                                           DECEMBER 31, 1996     SEPTEMBER 28, 1997
                                                                           -----------------     ------------------
          To record amortization of trademarks and tradenames
              of $210,000 over an estimated life of 35 years.................$      6,000            $       2,334
          To record amortization of Goodwill of $88,942 over an
              estimated life of 35 years.....................................       2,541                      989
          To reverse reported amortization of intangibles for which
              no amortization was recorded subsequent to March
              31, 1997 when they were written down to their
              estimated fair values..........................................     (54,200)                 (13,400)
          To record amortization relating to the excess of fair value of an equity investment over the underlying book value
              over an estimated life of 35 years.............................         337                      122
                                                                             ------------            -------------
                                                                             $    (45,322)           $      (9,955)
                                                                             ============            =============



(n) To reverse the historical reduction in carrying value of long-lived assets impaired or to be disposed of for the nine months ended September 28, 1997 in connection with the sale of Snapple to Triarc.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)

(o)  Represents adjustments to "Interest expense" as follows (in thousands):

                                                                                YEAR ENDED          NINE MONTHS ENDED
                                                                             DECEMBER 31, 1996     SEPTEMBER 28, 1997
                                                                             -----------------     ------------------

          To  record interest expense at a weighted average rate of 10.2%
              on the $330,000 of  borrowings  under a $380,000  credit
              agreement  (the "Credit Agreement") made in connection with
              the acquisition of Snapple........................................$  (33,424)          $   (12,811)
          To record amortization on $11,200 of deferred financing
              costs associated with the Credit Agreement........................    (1,889)                 (713)
          To reverse reported interest expense on the refinanced
              bank facility.....................................................     6,086                 2,231
          To reverse reported amortization of deferred financing
              costs associated with the refinanced bank facility................       953                   324
                                                                                ----------           -----------
                                                                                $  (28,274)          $   (10,969)
                                                                                ===========          ============


(p) Represents adjustments to "Benefit from (provision for) income taxes" (in thousands):


                                                                              YEAR ENDED          NINE MONTHS ENDED
                                                                           DECEMBER 31, 1996     SEPTEMBER 28, 1997
                                                                           -----------------     ------------------
          To  reflect an income tax benefit on the  adjusted
              historical  pretax loss at Snapple's incremental
              Federal and state income tax rate of 39%  (exclusive
              of   nondeductible   Goodwill   write-off  and/or
              amortization)  since no income  tax  benefit is
              reflected  in the reported historical results of
              operations........................................................$   26,286           $    65,208
          To reflect the estimated income tax effect of the
              above adjustments (exclusive of nondeductible
              Goodwill write-off and/or amortization) at 39%....................     2,671               (60,529)
                                                                                ----------           -----------
                                                                                $   28,957           $     4,679
                                                                                ==========           ===========



C.H. PATRICK SALE PRO FORMA ADJUSTMENTS

(q) To reflect the elimination of the sales, cost of sales, advertising, selling and distribution expenses, general and administrative expenses, interest expense, other income and provision for income taxes related to the operations sold in the C.H. Patrick Sale.

(c)   Exhibits

      99.1 Press Release dated December 23, 1997

                                 SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRIARC COMPANIES, INC.
                                     (Registrant)



Date: January 7, 1998                By:  /s/ JOHN L. BARNES, JR.
                                          -----------------------
                                          John L. Barnes, Jr.
                                          Senior Vice President
                                          and Chief Financial Officer

                                                            EXHIBIT

Exhibit
No.                        Description                                 Page No.

99.1              Press release dated December 23, 1997